UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


Alliance California Municipal
Income Fund

October 31, 2006

Annual Report

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


December 12, 2006

Annual Report
This report provides management's discussion of fund performance for Alliance California Municipal Income Fund (the "Fund") for the annual reporting period ended October 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AKP".

Investment Objective and Policies
The Fund is a closed-end management investment company that seeks to provide high current income exempt from regular federal and California income tax by investing substantially all of its net assets in municipal securities that are exempt from regular federal and California income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax ("AMT"), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 20.

Investment Results
The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2006.

The Fund outperformed its benchmark during both the six- and 12-month reporting periods ended October 31, 2006. The Fund's stronger relative performance during the 12-month period under review was largely the result of security selection in the pre-refunded, special tax, insured and general obligation sectors. In addition, the Fund's leveraged structure slightly aided its performance.

Market Review and Investment Strategy
The U.S. Federal Reserve (the "Fed") raised the target for the Fed funds rate six times over the past 12 months and thereby increased it by 1.50% to the current level of 5.25%. This caused short-term municipal rates to rise. For instance, since October 31, 2005, one-year municipal bond yields have risen 0.48%. Over the same time period, 20-year municipal bond yields declined by 0.41%. As a result of this rate movement, the difference between municipal short-and long-term rates is less than it has been in 30 years. In other words, the municipal yield curve is flatter than it has been in 30 years. U.S. Treasury bond yields rose more than comparable maturity municipal bond yields, as one-year U.S. Treasury rates rose 0.77% and 20-year U.S. Treasury yields rose by 0.19%. As a result of the relative movement, the municipal market outperformed the U.S. Treasury

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1


market; the LB Municipal Index return for the 12-month period was 5.75% versus 4.43% for the LB U.S. Treasury Index. Most of the return for the municipal market was due to its return of 4.05% during the past four months after the Fed signaled that it had stopped raising short-term rates.

Over the 12-month reporting period, municipal bonds issued by lower-credit quality borrowers continued to outperform bonds issued by high-grade borrowers. The LB Municipal Non-Investment Grade (High Yield) Index returned 11.87% versus the 5.75% return for the LB Municipal Index, which represents the overall investment-grade market. The result of this outperformance has been that the incremental yield, or credit spread, investors earn by owning lower-rated bonds is extremely low by historic standards. The performance of the high yield municipal market has benefited from the strong demand from individual investors. Investor flows into high yield municipal bond funds continue to represent about 40% of all municipal bond flows. Despite the fact that the high yield municipal market only represents about 4% of the overall municipal market, the assets in high yield municipal funds now represent over 20% of the assets in all municipal funds.

With the municipal yield curve flat, and credit spreads low, investors generally are being rewarded less than the market has historically offered for taking risk. Accordingly, the Fund's Municipal Bond Investment Team (the "team") has sought opportunities to raise the overall credit quality of the Fund and to diversify the Fund's exposure to individual issuers. In addition, where possible, the team has focused new purchases on bonds maturing in 10-15 years, rather than longer maturity bonds. Both of these strategies should be beneficial to the Fund's performance if the market returns to more typical relationships.

2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Historical Performance

An Important Note About the Value of Historical Performance
The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance California Municipal Income Fund Shareholder Information
The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 37.

Benchmark Disclosure
The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., "junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Leverage Risk - The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)



THE FUND VS. ITS BENCHMARK                                  Returns
PERIODS ENDED OCTOBER 31, 2006                        6 Months   12 Months
                                                      --------------------
   Alliance California Municipal Income Fund (NAV)      5.34%      7.85%
   LB Municipal Index                                   4.12%      5.75%

The Fund's Market Price per share on October 31, 2006 was $14.88. The Fund's Net Asset Value Price per share on October 31, 2006 was $15.31. For additional Financial Highlights, please see page 26.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
1/29/02* TO 10/31/06

Alliance California Municipal Income Fund (NAV): $14,441
LB Municipal Index: $12,816

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Alliance California
              Municipal Income Fund (NAV)            LB Municipal Index
1/29/02*                10,000                             10,000
10/31/02                10,696                             10,605
10/31/03                11,199                             11,147
10/31/04                12,601                             11,819
10/31/05                13,391                             12,119
10/31/06                14,441                             12,816


* Since the Fund's inception on 1/29/02.

This chart illustrates the total value of an assumed $10,000 investment in Alliance California Municipal Income Fund at net asset value (NAV) (from 1/29/02* to 10/31/06) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.

See Historical Performance and Benchmark disclosures on previous page.

4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
October 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $130.7



QUALITY RATING DISTRIBUTION*
n       73.7%     AAA
n        2.6%     AA
n       11.0%     A               [PIE CHART OMITTED]
n        9.9%     BBB
n        2.6%     BB
n        0.2%     B

* All data are as of October 31, 2006. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
October 31, 2006

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-160.6%
Long-Term Municipal Bonds-160.6%
California-143.4%
Assoc Bay Area Gov MFHR
  (Bijou Woods Apts) AMT
  FNMA Ser 01A
  5.30%, 12/01/31                              $  2,735       $2,830,998
Banning Util Auth Wtr & Enterprise Rev
  Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                 1,850        2,035,777
Bellflower Redev Agy MFHR
  (Bellflower Terrace) AMT
  FNMA Ser 02A
  5.50%, 6/01/35(a)                               3,000        3,184,770
California CFD
  (YMCA Metro LA Proj)
  AMBAC Ser 01
  5.25%, 2/01/32                                  6,295        6,717,772
California Dept of Wtr Res.
  Ser 02A
  5.375%, 5/01/22                                 4,000        4,413,440
California Ed Facs Auth
  (Lutheran University)
  Ser 04C
  5.00%, 10/01/24                                 1,250        1,297,912
  (Univ of the Pacific)
  Ser 02
  5.375%, 11/01/32                                4,035        4,382,777
  Ser 06
  5.00%, 11/01/21                                   260          274,849
California GO
  Ser 02
  5.25%, 4/01/30                                 10,000       10,567,600
  Ser 03
  5.25%, 2/01/24                                  1,500        1,607,955
  Ser 04
  5.30%, 4/01/29                                  1,000        1,075,330
California GO Veterans Housing
  FSA Ser 01
  5.60%, 12/01/32                                 1,205        1,211,338
California GO Veterans Housing AMT
  MBIA Ser 01BZ
  5.375%, 12/01/24                                4,000        4,082,560

6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Health Fac Auth
  (Cottage Hlth Sys)
  MBIA Ser 03B
  5.00%, 11/01/23                              $  2,770       $2,920,273
California Hlth Fac Fin
  (Sutter Health)
  Ser 00A
  6.25%, 8/15/35                                  5,000        5,538,050
California Hlth Fac Fin Hosp Rev
  (Lucile Salter Packard Hosp)
  AMBAC Ser 03C
  5.00%, 8/15/22                                  3,295        3,474,841
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                 3,500        3,689,175
California Statewide CDA Rev
  (Daughters of Charity Health)
  Ser 05A
  5.25%, 7/01/24                                    775          824,840
  (Bentley School)
  Ser 01
  6.75%, 7/01/32                                  2,500        2,716,875
  (Kaiser Permanente)
  Ser 02
  5.50%, 11/01/32                                 4,000        4,257,800
Cucamonga Sch Dist COP
  5.125%, 6/01/23                                   820          847,249
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32(b)                               4,800        5,176,752
Fontana Spec Tax
  (Cmnty Facs Dist No 22-Sierra Hills)
  Ser 04
  5.85%, 9/01/25                                  2,000        2,150,820
Golden St Tobacco Settlement Bonds
  XLCA Ser 03B
  5.50%, 6/01/33                                  5,000        5,551,850
Huntington Park Pub Fin Auth Rev
  FSA Ser 04A
  5.25%, 9/01/17                                  1,000        1,129,700
La Quinta Fin Auth Loc Agy Rev
  AMBAC Ser 04A
  5.25%, 9/01/24                                  3,000        3,266,550

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Loma Linda Hosp Rev
  (Loma Linda Univ Med Ctr)
  Ser 05A
  5.00%, 12/01/23                              $    500         $520,335
Los Angeles Cmty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                  1,000        1,020,580
Los Angeles Cnty MTA
  FGIC Ser 00A
  5.25%, 7/01/30                                  4,700        5,033,230
Los Angeles Dept of Wtr & Pwr Elec Rev
  FGIC Ser 01A
  5.125%, 7/01/41                                10,000       10,404,500
Los Angeles Spec Tax
  (Grand Central Square) AMT
  AMBAC Ser 02
  5.375%, 12/01/26                                6,635        6,638,450
Los Angeles Uni Sch Dist
  MBIA Ser 02E
  5.125%, 1/01/27                                10,000       10,848,900
Mount San Antonio Cmnty Coll
  MBIA Ser 04B
  5.25%, 8/01/24                                  1,510        1,683,484
Murrieta Valley Uni Sch Dist CFD
  (Rancho Mira Mosa)
  Ser 02
  6.375%, 9/01/32                                 1,000        1,143,740
Murrieta Valley Uni Sch Dist CFD ETM
  6.375%, 9/01/32                                   960        1,019,021
Napa MFHR
  (Vintage at Napa Apts) AMT
  FNMA Ser 01A
  5.20%, 6/15/34                                  4,500        4,758,300
Ohlone Cmnty College Dist
  FSA Ser 05B
  5.00%, 8/01/24                                  1,150        1,232,329
Orange Cnty
  (San Joaquin Hills Transp)
  MBIA Ser 97
  5.25%, 1/15/30                                  5,000        5,114,800
Palo Alto Assess Dist
  (University Ave Area Off Street Parking)
  Ser 02A
  5.875%, 9/02/30                                 8,020        8,199,006
Perris Union High Sch Dist
  FGIC Ser 05A
  5.00%, 9/01/24                                  1,200        1,281,996
Pomona COP
  AMBAC Ser 03
  5.50%, 6/01/34                                  1,640        1,823,696

8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Port of Oakland AMT
  FGIC Ser 02L
  5.375%, 11/01/27                             $  5,000       $5,341,250
Riverside Cnty Pub Fin Auth Tax Alloc Rev
  (Redev Proj) XLCA
  5.00%, 10/01/23-10/01/24                        2,860        3,019,018
Salinas Valley Sld Waste
  (Transfer Station) AMT
  AMBAC Ser 02
  5.25%, 8/01/31                                  3,930        4,122,059
San Diego Uni Sch Dist
  (Election of 1998) MBIA
  5.00%, 7/01/23-7/01/24                          2,000        2,153,050
San Francisco City & Cnty Arpt Rev
  (Int'l Arpt)
  FGIC Ser 03
  5.125%, 5/01/19                                 1,000        1,076,810
  (Int'l Arpt) AMT
  MBIA Ser 02-28A
  5.125%, 5/01/32                                 2,500        2,607,425
San Francisco City & Cnty Lease Rev
  (San Bruno Jail #3)
  AMBAC Ser 00
  5.25%, 10/01/33                                 5,000        5,230,050
San Ramon Valley Unified School District
  FSA
  5.00%, 8/01/24                                  1,425        1,517,055
Sequoia Uni Sch Dist
  FSA Ser 02
  5.125%, 7/01/31                                 1,770        1,880,908
Temecula Redev Agy
  MBIA Ser 02
  5.25%, 8/01/36                                  6,270        6,540,174
Torrance COP
  (Ref & Pub Impt Proj)
  AMBAC Ser 04A
  5.00%, 6/01/24                                  2,275        2,411,705
  (Ref & Pub Impt Proj)
  AMBAC Ser 05B
  5.00%, 6/01/24                                    665          704,960
Yorba Linda Rec Rev
  (Black Gold Golf Course Proj Rev)
  Ser 00
  7.50%, 10/01/30                                 4,500        4,837,725
                                                             187,392,409

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Arizona-4.1%
Arizona Hlth Fac Auth Hosp Rev
  (Phoenix Childrens Hosp)
  Ser 02A
  6.00%, 2/15/32                               $  5,000       $5,332,000
Colorado-0.4%
Murphy Creek Metro Dist No 3
  (Ref & Impt)
  Ser 06
  6.00%, 12/01/26                                   500          534,480
Ohio-0.4%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                   500          509,225
Puerto Rico-12.3%
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 04A
  5.25%, 7/01/19                                    900          970,479
  Ser 01A
  5.50%, 7/01/19                                    500          565,925
  Ser 06A
  5.25%, 7/01/22                                    500          543,795
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                   500          537,735
Puerto Rico Elec Power Auth Rev
  XLCA Ser 02-2
  5.25%, 7/01/31                                  6,000        6,446,280
Puerto Rico Hwy & Trans Auth
  Ser 02D
  5.375%, 7/01/36                                 6,450        7,062,428
                                                              16,126,642
Total Investments-160.6%
  (cost $197,854,186)                                        209,894,756
Other assets less liabilities-1.4%                             1,772,022
Preferred Stock at redemption value-(62.0)%                  (81,000,000)
Net Assets Applicable to
Common Shareholders-100.0%(c)                               $130,666,778

10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                              Rate Type
                                        ---------------------
                                        Payments     Payments
                  Notional               made by     received     Unrealized
       Swap        Amount  Termination     the        by the     Appreciation/
  Counterparty      (000)      Date     Portfolio    Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Merrill Lynch      $ 2,300   10/21/16      BMA         4.129%      $ 88,759
Merrill Lynch        3,000    8/09/26     4.063%        BMA         (79,081)

(a)  Variable rate coupon, rate shown as of October 31, 2006.

(b) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders

Glossary:
AMBAC   - American Bond Assurance Corporation
AMT     - Alternative Minimum Tax (subject to)
BMA     - Bond Market Association
CDA     - Community Development Administration
CFD     - Community Facilities District
COP     - Certificate of Participation
ETM     - Escrow to Maturity
FGIC    - Financial Guarantee Insurance Company
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GO      - General Obligation
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
SWR     - Solid Waste Revenue
XLCA    - XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

ASSETS
Investments in securities, at value (cost $197,854,186)           $209,894,756
Interest receivable                                                  3,197,474
Unrealized appreciation of swap agreements                              88,759
Total assets                                                       213,180,989
LIABILITIES
Due to custodian                                                     1,278,400
Unrealized depreciation of swap agreements                              79,081
Advisory fee payable                                                    62,498
Dividends payable--preferred shares                                     29,290
Transfer Agent fee payable                                                 143
Accrued expenses and other liabilities                                  64,799
Total liabilities                                                    1,514,211
PREFERRED STOCK, AT REDEMPTION VALUE
  $.001 par value per share; 3,240 shares Auction
  Preferred Stock authorized, issued and outstanding
  at $25,000 per share liquidation preference                       81,000,000
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $130,666,778
COMPOSITION OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Common stock, $.001 par value per share;
  1,999,996,760 shares authorized, 8,535,418 shares
  issued and outstanding                                                $8,535
Additional paid-in capital                                         120,725,454
Distributions in excess of net investment income                       (26,161)
Accumulated net realized loss on investment transactions            (2,091,298)
Net unrealized appreciation of investments                          12,050,248
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $130,666,778
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
  (based on 8,535,418 common shares outstanding)                        $15.31

See notes to financial statements.

12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2006
-------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                           $10,491,002
EXPENSES
Advisory fee                                    $1,362,392
Auction Preferred Stock-auction
  agent's fees                                     202,210
Custodian                                          117,117
Audit                                               77,575
Legal                                               43,341
Printing                                            34,912
Directors' fees and expenses                        34,000
Registration fees                                   23,740
Transfer agency                                      1,004
Miscellaneous                                       20,970
Total expenses                                   1,917,261
Less: expenses waived by the Adviser
  (see Note B)                                    (628,796)
Net expenses                                                         1,288,465
Net investment income                                                9,202,537
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                              (23,592)
  Futures                                                              141,922
  Swaps                                                                 13,350
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        3,258,070
  Futures                                                             (145,442)
  Swaps                                                                 (1,680)
Net gain on investment transactions                                  3,242,628
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                               (2,567,214)
NET INCREASE IN NET ASSETS APPLICABLE
  TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS                                                   $9,877,951

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                Year Ended          Year Ended
                                                October 31,         October 31,
                                                   2006               2005
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
Net investment income                           $9,202,537          $9,074,520
Net realized gain on investment
  transactions                                     131,680              87,808
Net change in unrealized
  appreciation/depreciation
  of investments                                 3,110,948             (42,859)
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                           (2,567,214)         (1,553,950)
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                9,877,951           7,565,519
DIVIDENDS TO COMMON
SHAREHOLDERS FROM
Net investment income                           (8,185,390)         (8,178,344)
COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting
  in the issuance of Common Stock.                 232,875              19,548
Total increase (decrease)                        1,925,436            (593,277)
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period                            128,741,342         129,334,619
End of period (including undistributed/
(distributions in excess of) net
investment income of ($26,161)
  and $1,465,573, respectively)               $130,666,778        $128,741,342


See notes to financial statements.


14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A
Significant Accounting Policies
Alliance California Municipal Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its

16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2006, which is year 5 of operations, the amount of such fees waived was $628,796.

Under the terms of a Shareholder Inquiry Agency Agreement with AllainceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2006, there was no reimbursement paid to ABIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 were as follows:

                                                Purchases              Sales
-------------------------------------------------------------------------------
Investment securities (excluding
U.S.government securities)                      $5,737,106          $5,412,137
U.S. government securities                              -0-                 -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost                                                              $197,854,186
Gross unrealized appreciation                                      $12,044,797
Gross unrealized depreciation                                           (4,227)
Net unrealized appreciation                                        $12,040,570


1. Swap Agreements
The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17


in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with the Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
CommonStock
There are 8,535,418 shares of common stock outstanding at October 31, 2006. During the year ended October 31, 2006, the Fund issued 15,145 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2005, the Fund issued 1,271 shares in connection with the Fund's dividend reinvestment plan.

18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M and
T. The dividend rate on the Series M is 3.30% effective through November 6, 2006. The dividend rate on Series T is 3.44% effective through November 7, 2006.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders
The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                    2006                 2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $45,627             $29,627
  Tax exempt income                              8,139,763           8,148,717
Total distributions paid                        $8,185,390          $8,178,344

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19


As of October 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                       $(2,091,298)(a)
Unrealized appreciation/(depreciation)                      12,053,377(b)
Total accumulated earnings/(deficit)                       $ 9,962,079(c)


(a) On October 31, 2006, the Fund had a net capital loss carryforward of $2,091,298 of which $1,306,226 expires in the year 2011, and $785,072 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006 the Fund utilized capital loss carryforwards of $160,389.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, distributions in excess, and a net operating loss, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered

20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21


practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities

22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23


persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I
Recent Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for

24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                              January 29,
                                                          Year Ended October 31,               2002(b) to
                                            ------------------------------------------------- October 31,
                                                2006         2005         2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.11       $15.18       $14.46       $14.68       $14.33
Income from Investment
  Operations
Net investment income(c)(d)                     1.08         1.07         1.10         1.15          .73
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .38         (.00)(e)      .70         (.40)         .46
Dividends to preferred
  shareholders from net
  investment income (common
  stock equivalent basis)                       (.30)        (.18)        (.13)        (.12)        (.08)
Net increase in net asset value
  from operations                               1.16          .89         1.67          .63         1.11
Less: Dividends to common
  shareholders from
Net investment income                           (.96)        (.96)        (.95)        (.84)        (.61)
Common stock offering costs                       -0-          -0-          -0-          -0-        (.03)
Preferred stock offering costs
  and sales load                                  -0-          -0-          -0-        (.01)        (.12)
Net asset value, end of period                $15.31       $15.11       $15.18       $14.46       $14.68
Market value, end of period                   $14.88       $14.90       $14.20       $13.18       $13.78
Discount                                       (2.81)%      (1.39)%      (6.46)%      (8.85)%      (6.13)%
Total Return
Total investment return based on:(f)
  Market value                                  6.30%       12.03%       15.48%        1.67%       (4.08)%
  Net asset value                               7.85%        6.27%       12.52%        4.70%        6.93%
Ratios/Supplemental Data:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $130,667     $128,741     $129,335     $123,154     $125,054
Preferred Stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted)                            $81,000      $81,000      $81,000      $81,000      $81,000
Ratio to average net assets
applicable to common
shareholders of:
  Expenses, net of
    fee waivers(g)                              1.00%        1.05%        1.03%        1.04%        1.07%(h)
  Expenses, before
    fee waivers(g)                              1.49%        1.54%        1.52%        1.53%        1.53%(h)
  Net investment income, before
    preferred stock dividends(d)(g)             7.16%        6.96%        7.45%        7.88%        6.69%(h)
  Preferred stock dividends                     2.00%        1.19%         .85%         .85%         .72%(h)
  Net investment income, net of
    preferred stock dividends(g)                5.16%        5.77%        6.60%        7.03%        5.97%(h)
Portfolio turnover rate                            3%           4%          15%          18%          20%
Asset coverage ratio                             261%         259%         260%         252%         254%

See footnote summary on page 27.

26 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Financial Highlights

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e)  Amount is less than $.005.

(f) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(g) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(h)  Annualized.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 27


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance California Municipal Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Alliance California Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance California Municipal Income Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 19, 2006


28 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt interest dividends" paid during the fiscal year ended October 31, 2006 was $10,692,667.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 29


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

 (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

30 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A. c/o Alliance California Municipal Income Fund, P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) Mr. David M. Dowden is no longer one of the persons responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Michael G. Brooks, Fred S. Cohen, Robert
B. Davidson IIIand Terrance T. Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer,  President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Robert B. Davidson, III, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks, Vice President
Fred S. Cohen, Vice President
Terrance T. Hults, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
The Bank of New York
101 Barclay Street - 7W
New York, NY 10286

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3011

(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

32 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

<CAPTIION>
                                                                          PORTFOLIOS
                                                                            IN FUND          OTHER
  NAME, ADDRESS,                              PRINCIPAL                     COMPLEX      DIRECTORSHIPS
        AGE,                                OCCUPATION(S)                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of the            111          SCBPartners,
1345 Avenue of the                 Adviser since 2001, and Executive                       Inc. and
Americas                           Managing Director of AllianceBernstein                  SCB,Inc.
New York, NY 10105                 Investments, Inc. ("ABI") since 2003;
49                                 prior thereto, he was head of
(2003)                             AllianceBernstein Institutional
                                   Investments, a unit of the Adviser
                                   from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co. LLC) ("SCB & Co.")
                                   and its predecessor since prior to
                                   2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #           Investment adviser and an                   113          None
P.O. Box 5060                      independent consultant. He was
Greenwich, CT 06831                formerly Senior Manager of Barrett
Chairman of the Board              Associates, Inc., a registered
74                                 investment adviser, with which he
(2001)                             had been associated since prior
                                   to 2001. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.

David H. Dievler, #                Independent consultant. Until              112           None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
77                                 Corporation ("ABCorp.") (formerly
(2001)                             Alliance Capital Management
                                   Corporation) responsible for mutual
                                   fund administration. Prior to joining
                                   ABCorp. in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 33


<CAPTIION>
                                                                          PORTFOLIOS
                                                                            IN FUND          OTHER
  NAME, ADDRESS,                              PRINCIPAL                     COMPLEX      DIRECTORSHIPS
        AGE,                                OCCUPATION(S)                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly President of         111            None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 Senior Advisor from June 1999
(2001)                             - June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the Audit
                                   Committee of ABCorp. (formerly
                                   Alliance Capital Management
                                   Corporation).

Michael J. Downey, #               Consultant since 2004.                    111      Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of Fund, Inc.
1345 Avenue of the                 Lexington Capital, LLC (investment and The
Americas                           advisory firm) from December 1997 Merger Fund
New York, NY 10105                 until December 2003. Prior thereto,
Attn: Philip L. Kirstein           Chairman and CEO of Prudential
62                                 Mutual Fund Management from
(2005)                             1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX              111          Intel
P.O. Box 128                       Technology (semi-conductors)                       Corporation,
Glenbrook, NV 89413                and of SRC Computers Inc., with                    Cirrus Logic
70                                 which he has been associated since                 Corporation,
(2005)                             prior to 2001. He is also President                   and the
                                   of the Arbor Company (private                          Davis
                                   family investments).                                 Selected
                                                                                        Advisors
                                                                                        Group of
                                                                                      Mutual Funds

Nancy P. Jacklin, #                Formerly U.S. Executive Director         111           None
4046 Chancery Court, NW            of the International Monetary Fund
Washington, DC 20007               (December 2002-May 2006); partner,
58                                 Clifford Chance (1992-2002); Senior
(2006)                             Counsel, International Banking and
                                   Finance, and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant General
                                   Counsel (International), Federal Reserve
                                   Board of Governors (1982-1985); and
                                   Attorney Advisor, U.S. Department of
                                   the Treasury (1973-1982). Member of
                                   the Bar of the District of Columbia and
                                   of New York; member of the Council on
                                   Foreign Relations.

34 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Management of the Fund

<CAPTIION>
                                                                          PORTFOLIOS
                                                                            IN FUND          OTHER
  NAME, ADDRESS,                              PRINCIPAL                     COMPLEX      DIRECTORSHIPS
        AGE,                                OCCUPATION(S)                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                DIRECTOR        DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates     111        The George
220 Montgomery Street              (venture capital and consulting) since                  Lucas
Penthouse 10                       prior to 2001. From 2003 until May 31,               Educational
San Francisco, CA                  2006 he was CEO of Toppan Photomasks,                Foundation
94104-3402                         Inc. (semi-conductor manufacturing                      and
65                                 services) Austin, Texas.                               National
(2005)                                                                                 Datacast, Inc.

*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 35


Officer Information
Certain information concerning the Fund's Officers is listed below.


      NAME,
  ADDRESS* AND                     POSITION(S)                      PRINCIPAL OCCUPATION
       AGE                       HELD WITH FUND                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Of Counsel to Kirkpatrick
                                                            & Lockhart, LLP from October 2003 to
                                                            October 2004, and General Counsel of
                                                            Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2001 until March 2003.

Robert B. Davidson, III       Senior Vice President         Senior Vice President of the Adviser,**
45                                                          with which he has been associated since
                                                            prior to 2001.

Douglas J. Peebles            Senior Vice President         Executive Vice President of the Adviser,**
41                                                          with which he has been associated since
                                                            prior to 2001.

Jeffrey S. Phlegar            Senior Vice President         Executive Vice President of the Adviser,**
40                                                          with which he has been associated since
                                                            prior to 2001.

Michael G. Brooks             Vice President                Senior Vice President and Senior
58                                                          Portfolio Manager of the Adviser,**
                                                            with which he has been associated since
                                                            October 2001. Prior thereto, he was a
                                                            Vice President and a Senior Portfolio
                                                            Manager with Bernstein since prior
                                                            to 2001.

Fred S. Cohen                 Vice President                Senior Vice President of the Adviser,**
48                                                          with which he has been associated since
                                                            prior to 2001.

Terrance T. Hults             Vice President                Senior Vice President of the Adviser,**
40                                                          with which he has been associated since
                                                            prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant Secretary
                                                            of AllianceBernstein Investments, Inc.,**
                                                            with which she has been associated since
                                                            prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of ABIS**, with
47                            Financial Officer             which he has been associated since
                                                            prior to 2001.

Thomas R. Manley              Controller                    Vice President of the Adviser,** with
55                                                          which he has been associated since
                                                            prior to 2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, AllianceBernstein Investments, Inc., ABIS and SCB & Co. are affiliates of the Fund.

36 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceCal." The Fund's NYSEtrading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder
account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 37


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

38 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTES

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 39


NOTES

40 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Privacy Notice
AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMIF-0151-1006



ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                Audit-Related
                           Audit Fees               Fees               Tax Fees
                           ----------          -------------           --------
            2005             $48,000               $9,180               $12,473
            2006             $50,000               $15,750              $12,825


(d) Not applicable

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):



                                                          Total Amount of
                                                         Foregoing Column
                                                       Pre-approved by the
                              All Fees for               Audit Committee
                           Non-Audit Services        (Portion Comprised of
                             Provided to the           Audit Related Fees)
                         Portfolio, the Adviser      (Portion Comprised of
                         and Service Affiliates             Tax Fees)
                         ----------------------       ---------------------
      2005                       $  902,946                 [$191,653]
                                                            ($179,180)
                                                            ($ 12,473)

      2006                       $1,040,619                 [$162,246]
                                                            ($149,421)
                                                            ($ 12,825)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler            William H. Foulk, Jr
John H. Dobkin              D. James Guzy
Michael J. Downey           Nancy P. Jacklin
                            Marshall C. Turner, Jr.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Municipal Bond Investment Team (the "Team"). While all members of the Team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrence T. Hults, members of the Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

The following table sets forth when each person became involved in the management of the Fund, and each person's principal occupation during the past five years:


Employee; Year; Title               Principal Occupation During the Past
                                    Five (5) Years

Michael Brooks; since 2002-         Senior Vice President of the Adviser with
Senior Vice President               which he has been associated in a
                                    substantially similar capacity since
                                    prior to 2002.

Fred S. Cohen; since 2002-          Senior Vice President of the Adviser, with
Senior Vice President               which he has been associated in a
                                    substantially similar capacity since prior to 2002.

R. B. Davidson II;  since 2002-     Senior Vice President of the Adviser, with
Senior Vice President               which he has been associated in a
                                    substantially similar capacity since prior to 2002.

Terrence T. Hults; since 2002-      Senior Vice President of the Adviser, with
Senior Vice President               which he has been associated in a
                                    substantially similar capacity since prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2006.


                          REGISTERED INVESTMENT COMPANIES
                               (excluding the Fund)
------------------------------------------------------------------------------
                                               Number of     Total Assets of
                                              Registered       Registered
            Total Number      Total Assets    Investment       Investment
            of Registered    of Registered     Companies       Companies
             Investment        Investment     Managed with    Managed with
Portfolio    Companies         Companies      Performance-     Performance-
Manager       Managed           Managed        based Fees      based Fees
------------------------------------------------------------------------------
Michael
Brooks          29          $16,166,000,000       None           None
------------------------------------------------------------------------------
Fred S.
Cohen           29          $16,166,000,000       None           None
------------------------------------------------------------------------------
R. B.
Davidson III    29          $16,166,000,000       None           None
------------------------------------------------------------------------------
Terrence T.
Hults           29          $16,166,000,000       None           None
------------------------------------------------------------------------------


                           POOLED INVESTMENT VEHICLES
------------------------------------------------------------------------------
                                               Number of       Total Assets
                                                Pooled          of Pooled
            Total Number      Total Assets    Investment        Investment
             of Pooled         of Pooled       Vehicles          Vehicles
             Investment        Investment    Managed with      Managed with
Portfolio     Vehicles          Vehicles      Performance-     Performance-
Manager       Managed           Managed        based Fees       based Fees
------------------------------------------------------------------------------
Michael
Brooks         None              None             None             None
------------------------------------------------------------------------------
Fred S.
Cohen          None              None             None             None
------------------------------------------------------------------------------
R. B.
Davidson III   None              None             None             None
------------------------------------------------------------------------------
Terrence T.
Hults          None              None             None             None
------------------------------------------------------------------------------


                                  OTHER ACCOUNTS
------------------------------------------------------------------------------
                                                Number              Total
               Total           Total           of Other            Assets
               Number         Assets           Accounts            of Other
              of Other       of Other        Managed with        Accounts with
Portfolio     Accounts       Accounts        Performance-        Performance-
Manager       Managed        Managed          based Fees          based Fees
------------------------------------------------------------------------------
Michael
Brooks         1,398      $10,110,000,000          2              $67,000,000
------------------------------------------------------------------------------
Fred S.
Cohen          1,398      $10,110,000,000          2              $67,000,000
------------------------------------------------------------------------------
R. B.
Davidson III   1,398      $10,110,000,000          2              $67,000,000
------------------------------------------------------------------------------
Terrence T.
Hults          1,398      $10,110,000,000          2              $67,000,000
------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

(iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended October 31, 2006 is set forth below:


                                  DOLLAR RANGE OF EQUITY
                                  SECURITIES IN THE FUND
---------------------------------------------------------
Michael Brooks                     None
Fred S. Cohen                      None
R. B. Davidson III                 None
Terrence T. Hults                  None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): Alliance California Municipal Income Fund, Inc.


By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   December 29, 2006


By:     /s/ Joseph J. Mantineo
        ----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   December 29, 2006


(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.